                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - MARCH 12, 1998


                     GLOBAL INDUSTRIAL TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)


                        COMMISSION FILE NUMBER 1-11160



        DELAWARE                                        75-2617871
(State of incorporation)                  (I.R.S. Employer Identification No.)


        2121 SAN JACINTO STREET, SUITE 2500, L.B. 31
        DALLAS, TEXAS                                       75201
(Address of Principal Executive Offices)                 (Zip Code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE - 214-953-4500

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On March 12, 1998, Global Industrial Technologies, Inc. ("Global") completed the sale of its industrial tool business, including the shares of its INTOOL, Incorporated subsidiary ("INTOOL"), to Cooper Power Tools, Inc. ("Cooper"), a subsidiary of Cooper Industries, Inc., pursuant to a Purchase and Sale Agreement (the "Agreement") dated March 3, 1998. Under the terms of the Agreement, Global received total cash consideration of $217,500,000, subject to certain post-closing adjustments, for the sale by GPX Corp., a subsidiary of Global, of all of the issued and outstanding common stock of INTOOL, as well as substantially all of the assets used by INTOOL worldwide. The principle followed in fixing the purchase price for INTOOL was based on negotiations between the parties.

     A copy of the press release announcing the closing of the sale is filed as
Exhibit 99 and is hereby incorporated herein by reference.

ITEM 7.   Financial Statements and Exhibits

      (b) Pro-forma Financial Statements are submitted as a separate section of this report.

ITEM 8.   EXHIBITS.

      2. Purchase and Sale Agreement dated March 3, 1998 among Cooper Power Tools, Inc. and GPX Corp. and Cooper Industries, Inc. and Global Industrial Technologies, Inc.

      2.1 Amendment to Purchase and Sale Agreement dated March 12, 1998 among Cooper Power Tools, Inc. and GPX Corp. and Cooper Industries, Inc. and Global Industrial Technologies, Inc.

                             ITEM 7(b) TO FORM 8-K


                    UNAUDITED PROFORMA FINANCIAL STATEMENTS

        The following Unaudited Proforma Consolidated Condensed Balance Sheet as of January 31, 1998 was prepared as if the transaction had occurred on such date. The following Unaudited Proforma Consolidated Condensed Statements of Earnings for the years ended October 31, 1997, 1996 and 1995, and the three month periods ended January 31, 1998 and 1997, give effect to the transaction as if it had occurred at the beginning of each period presented. Unaudited Proforma Consolidated Condensed Financial Statements are based on the historical financial statements of Global Industrial Technologies, Inc. and the assumptions and adjustments described in the accompanying notes.

        The Unaudited Proforma Consolidated Condensed Statements of Earnings do not purport (a) to represent what the Company's results of operations actually would have been if the transaction had occurred as of the dates indicated or what such results will be for any future periods or (b) give effect to any contingent liabilities that may effect the gain on the sale in the event such liabilities become probable and estimable.

        The Unaudited Proforma Consolidated Condensed Financial Statements are based upon assumptions that the Company believes are reasonable and should be read in connection with the historical financial statements of Global Industrial Technologies, Inc. and the accompanying notes thereto included elsewhere in the Form 8-K.

              GLOBAL INDUSTRIAL TECHNOLOGIES, INC. AND SUBSIDIARIES
         UNAUDITED PROFORMA CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
                            For the Periods Indicated
                       (In millions except per share data)

                                                                                            Three months ended
                                                    Twelve months ended October 31,            January 31,
                                                   --------------------------------       ---------------------
                                                      1997       1996        1995            1998        1997
                                                   --------------------------------       ---------------------

Revenues
    Net sales and operating revenues               $  488.0  $   549.1  $    521.0        $  108.4    $  108.7
    Other                                               1.2        1.5         2.8             0.4         0.3
                                                   --------  ---------- -----------       ---------   ---------
Total Revenues                                        489.2      550.6       523.8           108.8       109.0
                                                   --------  ---------- -----------       ---------   ---------

Costs and Expenses
    Cost of sales                                     367.0      411.7       388.0            84.8        80.5
    Selling, engineering, administrative and
     general expenses                                  93.2       99.6       104.6            23.6        21.7
    Interest expense                                   10.1        7.0         4.6             2.6         2.6
    Special charges                                    43.5        0.0         0.0             0.0        20.5
    Other - net                                         1.8       (8.9)       (7.2)            0.7         1.4
                                                   --------  ---------  ----------       ---------   ---------
Total Costs and Expenses                              515.6      509.4       490.0           111.7       126.7
                                                   --------  ---------  ----------       ---------   ---------

Income (loss) from continuing operations
    before income taxes                               (26.4)      41.2        33.8            (2.9)      (17.7)

    Income tax (provision) benefit                     10.6       (4.2)       (1.2)            1.4         4.9
                                                   --------  ---------  ----------       ---------   ---------

Income from continuing operations                     (15.8)      37.0        32.6            (1.5)      (12.8)

Discontinued Operations:

    Earnings from  discontinued  operations
     less applicable income taxes of
     $8.3, $5.8 and $2.6 for the twelve months
     ended October 1997, 1996, and
     1995, respectively; $1.7 and $1.1 for the
     three months ended January 31, 1998
     and 1997, respectively                            11.4        8.4         6.1             2.3         1.4

    Gain on disposal of Industrial Tool
     less applicable income taxes of $50.2                                   102.0
                                                   --------  ---------  ----------       ---------   ---------


Net earnings (loss)                                $   (4.4)  $   45.4  $    140.7       $    0.8     $  (11.4)
                                                   ========   ========  ==========       =========    ========


Basic earnings (loss) per common share:

    Continuing operations                          $  (0.71)   $  1.64   $    1.43       $   (0.07)   $  (0.56)
                                                   ========   ========  ==========       =========    ========

    Discontinued operations                        $   0.51    $  0.37  $     4.74       $    0.11    $   0.06
                                                   ========  =========  ==========       =========    ========

    Net earnings (loss)                            $  (0.20)   $  2.01  $     6.17       $    0.04    $  (0.50)
                                                   ========   ========  ==========       =========    ========

Diluted earnings (loss) per common share:

    Continuing operations                          $  (0.71)   $  1.61  $     1.42       $   (0.07)   $  (0.56)
                                                   ========   ========  ==========       =========    ========

    Discontinued operations                        $   0.51   $   0.37  $     4.72       $     .11    $   0.06
                                                   ========   ========  ==========       =========    ========

    Net earnings (loss)                            $  (0.20)  $   1.98  $     6.14       $    0.04    $  (0.50)
                                                   ========   ========  ==========       =========    ========


              GLOBAL INDUSTRIAL TECHNOLOGIES, INC. AND SUBSIDIARIES
         UNAUDITED PROFORMA CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
                            For the Periods Indicated
                                 (In millions)


                                                             Twelve months ended October 31, 1997
                                                     -------------------------------------------------------
                                                                       Less Industrial
                                                      As Reported   (A)  Tool (B)   Adjustments    Proforma
                                                     -------------------------------------------------------

Revenues
     Net sales and operating revenues                $  601.2           (113.2)                        488.0
     Other                                                1.2                                            1.2
                                                     -------------------------------------------------------
Total Revenues                                          602.4           (113.2)            0.0         489.2
                                                     -------------------------------------------------------

Costs and Expenses
     Cost of sales                                      427.4            (60.4)                        367.0
     Selling, engineering, administrative and
      general expenses                                  126.3            (33.2)                         93.1
     Interest expense                                    10.1                                           10.1
     Special charges                                     43.5                                           43.5
     Other - net                                          1.8               .1                           1.9
                                                     -------------------------------------------------------
Total Costs and Expenses                                609.1            (93.5)            0.0         515.6
                                                     -------------------------------------------------------

Income (loss) from continuing operations
     before income taxes                                 (6.7)           (19.7)            0.0         (26.4)

     Income tax (provision) benefit                       2.3              8.3                          10.6
                                                     -------------------------------------------------------

Income (loss) from continuing operations             $   (4.4)           (11.4)            0.0         (15.8)
                                                     =======================================================


(A)  Amounts shown are as reported in Global's Form 10K.
(B) Amounts shown are the Industrial Tool division amounts included in the Consolidated Statements of Earnings in Global's Form 10K.

             GLOBAL INDUSTRIAL TECHNOLOGIES, INC. AND SUBSIDIARIES
        UNAUDITED PROFORMA CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
                           For the Periods Indicated
                                 (In millions)






                                                                 Twelve months ended October 31, 1996
                                                       --------------------------------------------------------
                                                                           Less Industrial
                                                        As Reported   (A)   Tool (B)  Adjustments   Proforma
                                                       --------------------------------------------------------

Revenues
       Net sales and operating revenues                $   646.3            (97.2)                      549.1
       Other                                                 1.6             (0.1)                        1.5
                                                       --------------------------------------------------------
Total Revenues                                             647.9            (97.3)        0.0           550.6
                                                       --------------------------------------------------------

Costs and Expenses
       Cost of sales                                       461.8            (50.1)                      411.7
       Selling, engineering, administrative and
        general expenses                                   132.6            (33.0)                       99.6
       Interest expense                                      7.0                                          7.0
       Special charges                                                                                    0.0
       Other - net                                          (8.9)                                        (8.9)
                                                       --------------------------------------------------------
Total Costs and Expenses                                   592.5            (83.1)        0.0           509.4
                                                       --------------------------------------------------------

Income (loss) from continuing operations
       before income taxes                                  55.4            (14.2)        0.0            41.2

       Income tax (provision) benefit                      (10.0)             5.8                        (4.2)
                                                       --------------------------------------------------------

Income (loss) from continuing operations               $    45.4             (8.4)        0.0            37.0
                                                       ========================================================


(A)  Amounts shown are as reported in Global's Form 10K.
(B) Amounts shown are the Industrial Tool division amounts included in the Consolidated Statements of Earnings in Global's Form 10K.

             GLOBAL INDUSTRIAL TECHNOLOGIES, INC. AND SUBSIDIARIES
        UNAUDITED PROFORMA CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
                           For the Periods Indicated
                                 (In millions)





                                                             Twelve months ended October 31, 1995
                                                    --------------------------------------------------------
                                                                       Less Industrial
                                                      As Reported   (A)  Tool (B)   Adjustments    Proforma
                                                    --------------------------------------------------------

Revenues
     Net sales and operating revenues               $     594.3           (73.3)                       521.0
     Other                                                  2.8                                          2.8
                                                    --------------------------------------------------------
Total Revenues                                            597.1           (73.3)         0.0           523.8
                                                    --------------------------------------------------------

Costs and Expenses
     Cost of sales                                        428.6           (40.6)                       388.0
     Selling, engineering, administrative and
      general expenses                                    128.9           (24.3)                       104.6
     Interest expense                                       4.6                                          4.6
     Special Charges
     Other - net                                           (7.5)            0.3                         (7.2)
                                                    --------------------------------------------------------
Total Costs and Expenses                                  554.6           (64.6)         0.0           490.0
                                                    --------------------------------------------------------

Income (loss) from continuing operations
     before income taxes                                   42.5            (8.7)         0.0            33.8

     Income tax (provision) benefit                        (3.8)            2.6                         (1.2)
                                                    --------------------------------------------------------

Income (loss) from continuing operations            $      38.7            (6.1)         0.0            32.6
                                                    ========================================================


(A)  Amounts shown are as reported in Global's Form 10K.
(B) Amounts shown are the Industrial Tool division amounts included in the Consolidated Statements of Earnings in Global's Form 10K.

             GLOBAL INDUSTRIAL TECHNOLOGIES, INC. AND SUBSIDIARIES
        UNAUDITED PROFORMA CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
                           For the Periods Indicated
                                 (In millions)







                                                               Three months ended January 31, 1998
                                                    ----------------------------------------------------------
                                                                     Less Industrial
                                                     As Reported   (A)   Tool (B)    Adjustments    Proforma
                                                    ----------------------------------------------------------
Revenues
     Net sales and operating revenues               $   137.1             (28.7)                       108.4
     Other                                                0.4                                            0.4
                                                    --------------------------------------------------------
Total Revenues                                          137.5             (28.7)         0.0           108.8
                                                    --------------------------------------------------------

Costs and Expenses
     Cost of sales                                      100.6             (15.8)                        84.8
     Selling, engineering, administrative and
      general expenses                                   32.5              (8.9)                        23.6
     Interest expense                                     2.6                                            2.6
     Special charges                                                                     0.0
     Other - net                                          0.7                                            0.7
                                                    --------------------------------------------------------
Total Costs and Expenses                                136.4             (24.7)         0.0           111.7
                                                    --------------------------------------------------------

Income (loss) from continuing operations
     before income taxes                                  1.1              (4.0)         0.0            (2.9)

     Income tax (provision) benefit                      (0.3)              1.7                          1.4
                                                    --------------------------------------------------------

Income (loss) from continuing operations            $     0.8              (2.3)         0.0            (1.5)
                                                    =========================================================


     (A)  Amounts shown are as reported in Global's Form 10Q.
     (B) Amounts shown are the Industrial Tool division amounts included in the Consolidated Condensed Statements of Earnings in Global's Form
          10Q.

             GLOBAL INDUSTRIAL TECHNOLOGIES, INC. AND SUBSIDIARIES
        UNAUDITED PROFORMA CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
                           For the Periods Indicated
                                 (In millions)





                                                                Three months ended January 31, 1997
                                                     -------------------------------------------------------
                                                                      Less Industrial
                                                      As Reported   (A)  Tool (B)   Adjustments    Proforma
                                                     -------------------------------------------------------

Revenues
     Net sales and operating revenues                $     132.0         (23.3)                        108.7
     Other                                                   0.3                                         0.3
                                                     -------------------------------------------------------
Total Revenues                                             132.3         (23.3)          0.0           109.0
                                                     -------------------------------------------------------

Costs and Expenses
     Cost of sales                                          93.2         (12.7)                         80.5
     Selling, engineering, administrative and
      general expenses                                      29.8          (8.1)                         21.7
     Interest expense                                        2.6                                         2.6
     Special charges                                        20.5                                        20.5
     Other - net                                             1.4                                         1.4
                                                     -------------------------------------------------------
Total Costs and Expenses                                   147.5         (20.8)          0.0           126.7
                                                     -------------------------------------------------------

Income (loss) from continuing operations
     before income taxes                                   (15.2)         (2.5)          0.0           (17.7)

     Income tax (provision) benefit                          3.8           1.1                           4.9
                                                     -------------------------------------------------------

Income (loss) from continuing operations             $     (11.4)         (1.4)          0.0           (12.8)
                                                     ========================================================


   (A)  Amounts shown are as reported in Global's Form 10Q.
   (B) Amounts shown are the Industrial Tool division amounts included in the Consolidated Condensed Statements of Earnings in Global's Form 10Q.

              GLOBAL INDUSTRIAL TECHNOLOGIES, INC. AND SUBSIDIARIES
             UNAUDITED PROFORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                January 31, 1998
                                  (in millions)

                                                                   As Reported         Less Industrial
ASSETS                                                             Per 10Q (A)             Tool (B)       Adjustments      ProForma
                                                                  ------------------------------------------------------------------
Current Assets
  Cash and cash equivalents                                       $    11.5                                   217.5(C)         229.0
  Notes and accounts receivable
    Public                                                            113.0                (21.3)               7.8(D)          99.5
    Unconsolidated affiliates                                           4.7                                                      4.7
                                                                  ------------------------------------------------------------------
                                                                      117.7                (21.3)               7.8            104.2
    Less allowance for doubtful accounts                                3.5                                                      3.5
                                                                  ------------------------------------------------------------------
                                                                      114.2                (21.3)               7.8            100.7
  Inventories
    Finished products and work in process                              68.2                (21.9)                               46.3
    Raw materials and supplies                                         45.4                 (1.6)                               43.8
                                                                  ------------------------------------------------------------------
                                                                      113.6                (23.5)               0.0             90.1
                                                                  ------------------------------------------------------------------

  Deferred income taxes                                                56.1                                     7.0(E)          63.1
  Asbestos insurance recoveries receivable                             64.3                                                     64.3
  Prepaid expenses                                                      7.3                 (0.8)                                6.5
                                                                  ------------------------------------------------------------------

                 Total Current Assets                                 367.0                (45.6)             232.5            553.7

Investments in Unconsolidated Affiliates                                5.4                 (0.2)                                5.2

Noncurrent Deferred Income Taxes                                       35.9                                                     35.9

Goodwill  - net                                                        79.5                (23.9)                               55.6

Other Assets                                                           89.8                 (2.6)               1.6 (E)         88.8

Property, Plant and Equipment - at cost
  Land, land improvements and mineral deposits                         35.8                 (0.7)                               35.1
  Buildings                                                            96.1                 (6.9)                               89.2
  Machinery and equipment                                             361.3                (39.7)                              321.6
                                                                  ------------------------------------------------------------------
                                                                      493.2                (47.3)                              445.9
Less accumulated depreciation, depletion and amortization             233.2                (27.9)                              205.3
                                                                  ------------------------------------------------------------------
    Total properties - net                                            260.0                (19.4)                              240.6
                                                                  ------------------------------------------------------------------

                    Total Assets                                  $   837.6                (91.7)             233.9            979.8
                                                                  ==================================================================


      See Notes to Unaudited Proforma Consolidated Condensed Balance Sheet

              GLOBAL INDUSTRIAL TECHNOLOGIES, INC. AND SUBSIDIARIES
             UNAUDITED PROFORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                January 31, 1998
                                  (in millions)

                                                                    As Reported      Less Industrial
LIABILITIES AND SHAREHOLDERS' EQUITY                                Per 10Q (A)          Tool (B)          Adjustments     ProForma
--------------------------------------------------------------  --------------------------------------------------------------------
Current Liabilities
  Accounts payable                                            $       42.0                 (3.1)                               38.9
  Notes payable and current portion of long-term debt                 81.2                                                     81.2
  Advances from customers on contracts                                 1.1                                                      1.1
  Accrued compensation and benefits                                   20.2                 (4.4)               2.4 (D)         18.2
  Insurance reserves                                                  12.3                 (1.5)                               10.8
  Income taxes currently payable                                      14.5                 (5.8)              57.2 (E)         65.9
  Current deferred income taxes                                       14.4                                                     14.4
  Asbestos related liabilites                                         54.7                                                     54.7
  Other accrued liabilities                                           21.3                 (3.0)               (.2)(F)         18.1
                                                              ----------------------------------------------------------------------
                 Total Current Liabilities                           261.7                (17.8)              59.4            303.3

Long-term Debt                                                       166.2                                                    166.2

Pension Plans and Other Retiree Benefits                              47.9                 (7.8)               5.4 (D)         45.5

Noncurrent Deferred Income Taxes                                      17.0                                      .4 (F)         17.4

Other Liabilities                                                     62.5                                                     62.5

Shareholders' Equity
  Common stock                                                         6.8                                                      6.8
  Capital in excess of par value                                     381.8                                                    381.8
  Retained earnings                                                   26.3                (66.1)             168.1 (G)        128.3
  Cumulative translation adjustment                                  (51.5)                                                   (51.5)
  Treasury stock, at cost                                            (74.8)                                                   (74.8)
  Other                                                               (6.3)                                     .6 (F)         (5.7)
                                                              ----------------------------------------------------------------------
                 Total Shareholders' Equity                          282.3                (66.1)             168.7            384.9
                                                              ----------------------------------------------------------------------

                 Total Liabilites and Shareholders' Equity    $      837.6                (91.7)             233.9            979.8
                                                              ======================================================================


     See Notes to Unaudited Proforma Consolidated Condensed Balance Sheet

        NOTES TO UNAUDITED PROFORMA CONSOLIDATED CONDENSED BALANCE SHEET


(A)  Amounts shown are as reported in Global's January 31, 1998 Form 10Q.
(B) Amounts shown are the Industrial Tool balances included in the Consolidated Condensed Balance Sheet filed in Global's January 31, 1998 Form 10Q.
(C)  Cash received for sale of Industrial Tool.
(D) Purchase price adjustments for SFAS 106 liability and other items included in the Industrial Tool balance sheet, to be retained by the Company.
(E)  Income  tax  provision  for the gain on the sale of  Industrial  Tool.
(F) Reverse pension liability and related accounts from Global's books for three U.S. hourly pension plans being assumed by the Purchaser as of
     3-12-     98.
(G) Gain on sale of Industrial Tool is cash received of $217.5 (C) less equity of Industrial Tool of $66.1, plus $.8 adjustment for the pension liability
     (F) less applicable income taxes of $50.2 (E).

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   Global Industrial Technologies, Inc.


                                   By:  /s/ Donna A. Reeves
                                        -----------------------------
                                        Donna A. Reeves
                                        Vice President - Controller